UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2006 (October 18, 2006)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)
(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 18, 2006, Behringer Harvard REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) borrowed $100 million under a loan agreement (the “G Street Loan Agreement”) with Bear Stearns Commercial Mortgage, Inc. through Behringer Harvard 1325 G Street, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The G Street Property, which we acquired, through Behringer Harvard 1325 G Street, LLC on November 15, 2005, is held as collateral for the G Street Loan Agreement. The interest rate under the loan is fixed at 5.4830% per annum. Monthly payments of interest only are required with any remaining balance payable at the maturity date, November 1, 2016. Prepayment, in whole (but not in part) is permitted on or after the second monthly payment date prior to the maturity date, provided that at least thirty days prior written notice is given. The G Street Loan Agreement, the related Promissory Note, Deed of Trust and Security Agreement, and Assignment of Leases and Rents have been filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated into this Item 2.03 disclosure by reference.

 In addition, we have guaranteed payment of the obligation under the G Street Loan Agreement in the event that, among other things, (i) Behringer Harvard 1325 G Street, LLC files a voluntary petition under the U.S. Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (ii) an involuntary case is commenced against the initial borrower under the G Street Loan Agreement under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law with the collusion of Behringer Harvard 1325 G Street, LLC or any of its affiliates. Our Indemnity Agreement has been filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated into this Item 2.03 disclosure by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: October 24, 2006	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1                                                   Amended and Restated Loan Agreement between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard 1325 G Street, LLC

10.2                                                   Amended and Restated Promissory Note made between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard 1325 G Street, LLC

10.3                                                   Amended and Restated Deed of Trust and Security Assignment by Behringer Harvard 1325 G Street, LLC, as borrower to Lawyers Title Realty Services, Inc. as trustee for the benefit of Mortgage Electronic Registration Systems, Inc. and nominee of Bear Stearns Commercial Mortgage, Inc.

10.4                                                   Amended and Restated Assignment of Leases and Rents by Behringer Harvard 1325 G Street, LLC, as borrower to Mortgage Electronic Registration Systems, Inc. and nominee of Bear Stearns Commercial Mortgage, Inc.

10.5                                                   Indemnity Agreement by Behringer Harvard REIT I, Inc., in favor of Bear Stearns Commercial Mortgage, Inc.